WillScot Mobile Mini Completes Divestiture of UK Storage Business
PHOENIX, February 1, 2023 – WillScot Mobile Mini Holdings Corp. (“WillScot Mobile Mini” or the “Company”) (Nasdaq: WSC), a North American leader in modular space and portable storage solutions, today announced it has completed the previously announced divestiture of its UK Storage segment to Algeco UK Holdings Limited, a member of the Modulaire Group, effective January 31, 2023. The Company received approximately $410 million from the sale, which will be used to support ongoing reinvestment in the Company’s core Modular and Storage operating segments and other capital allocation priorities.  The UK Storage segment will be reported as discontinued operations in the Company’s Q4 2022 financial filings, and management will provide 2023 financial guidance excluding the UK Storage segment in the Q4 2022 earnings press release on February 21, 2023 and subsequent earnings conference call at 10 am ET on February 22, 2023.
Cleary Gottlieb Steen & Hamilton LLP acted as legal adviser to WillScot Mobile Mini.
About WillScot Mobile Mini
WillScot Mobile Mini trades on the Nasdaq stock exchange under the ticker symbol “WSC.” Headquartered in Phoenix, Arizona, the Company is a leading business services provider specializing in innovative flexible workspace and portable storage solutions. WillScot Mobile Mini services diverse end markets across all sectors of the economy from a network of approximately 240 branch locations and additional drop lots throughout the United States, Canada, and Mexico.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements (including the guidance/outlook contained herein) within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. The words "estimates," "expects," "anticipates," "believes," "forecasts," "plans," "intends," "may," "will," "should," "shall," "outlook," "guidance" and variations of these words and similar expressions identify forward-looking statements, which are generally not historical in nature. Certain of these forward-looking statements include statements relating to: our pipeline, acceleration of our run rate, acceleration toward and the timing of our achievement of our three-to-five-year milestones, growth and acceleration of cash flow, drive higher returns on invested capital, and Adjusted EBITDA margin expansion. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other important factors, many of which are outside our control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Although the Company believes that these forward-looking statements are based on reasonable assumptions, they are predictions and we can give no assurance that any such forward-looking statement will materialize. Important factors that may affect actual results or outcomes include, among others, our ability to acquire and integrate new assets and operations; our ability to achieve planned synergies related to acquisitions; our ability to successfully execute our growth strategy, manage growth and execute our business plan; our estimates of the size of the markets for our products; the rate and degree of market acceptance of our products; the success of other competing modular space and portable storage solutions that exist or may become available; rising costs and inflationary pressures adversely affecting our profitability; potential litigation involving our Company; general economic and market conditions impacting demand for our products and services and our ability to benefit from an inflationary environment; our ability to maintain an effective system of internal controls; and such other risks and uncertainties described in the periodic reports we file with the SEC from time to time (including our Form 10-K for the year ended December 31, 2021), which are available through the SEC’s EDGAR system at www.sec.gov and on our website. Any forward-looking statement speaks only at the date which it is made, and the Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact Information
Jake Saylor
jake.saylor@willscot.com
Investor Contact Information
Nick Girardi
nick.girardi@willscotmobilemini.com